EXHIBIT 10.6


MINING EXPLORATION, EXPLOITATION AND PURCHASE OPTION AGREEMENT ENTERED BY AND BETWEEN MINERA TRES DE MAYO S.A. DE C.V. (HEREINAFTER THE "CONCESSIONAIRE") REPRESENTED HEREIN BY ITS SOLE ADMINISTRATOR, MR. RAFAEL MARIO CHAVEZ SAENZ; AND THE COMPANY CALLED CORPORACION AMERMIN S.A. DE C.V., REPRESENTED HEREIN BY MR. RAMIRO TREVIZO LEDEZMA, ENG. (HEREINAFTER THE "CLIENT") WHO WILL BE SUBJECT TO THE FOLLOWING DECLARATIONS, AND CLAUSES:



                          DECLARATIONS:


- THE CONCESSIONAIRE, THROUGH ITS REPRESENTATIVE HEREBY DECLARES, REPRESENTS AND WARRANTS THAT:

1.- MINERA TRES DE MAYO S.A. DE C.V., IS A MEXICAN MINING COMPANY, LEGALLY INCORPORATED AS EVIDENCED BY PUBLIC DEED NUMBER 3836 WITNESSED ON AUGUST 17, 1994 BY MR. LUIS RAUL HERNANDEZ BORUNDA, NOTARY PUBLIC NUMBER SIX, AUTHORIZED FOR THE JUDICIARY DISTRICT OF MORELOS, STATE OF CHIHUAHUA, REGISTERED UNDER NUMBER 934 ON PAGE 41 OF BOOK 659, COMMERCE SECTION OF PUBLIC PROPERTY REGISTRY AT THE ABOVE-MENTIONED JUDICIARY DISTRICT; AND ALSO REGISTERED AT PUBLIC MINING REGISTRY UNDER NUMBER 6 ON PAGES 6 FRONT TO 8 FRONT, VOLUME XXXV OF THE GENERAL BOOK OF MINING ASSOCIATIONS ON JANUARY 30, 1998. SAID COMPANY IS AUTHORIZED TO ACQUIRE MINING CONCESSIONS, LOTS OR MINING ESTATES AND ENTER INTO AGREEMENTS OR CONTRACTS WHICH PURPOSE IS TO ACQUIRE THE RIGHTS ARISING FROM SAID CONCESSIONS AND/OR LOTS OR MINING ESTATES.

2.- HE IS AUTHORIZED TO ACT ON BEHALF OF AND REPRESENT THE CONCESSIONAIRE, TO BIND IT TO THE TERMS OF THIS AGREEMENT, WITH REGARD TO THE ABOVE-MENTIONED PUBLIC DEED.

3.- IT IS LOCATED AT AVE. NINOS HEROES NO 801-C, COL. CENTRO, C.P. 31000 AT CHIHUAHUA, CHIHUAHUA; FEDERAL TAXPAYER NUMBER
MTM 940831-J59.


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                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

4.- IT IS THE SOLE AND LEGITIMATE HOLDER OF 100% OF THE RIGHTS ARISING FROM THE MINING EXPLOITATION CONCESSION ON THE MINING ESTATE CALLED "SULEMA 2" TITLE NUMBER 191332, WITH A SURFACE OF 15-82-80 HECTARES LOCATED AT GUAZAPARES MUNICIPALITY, CHIHUAHUA.


5.- AS EVIDENCED IN THE RIGHTS CESSION CONTRACT RATIFIED BEFORE MR. ROBERTO BURCIAGA CAZARES, NOTARY PUBLIC NUMBER 7 AT THE JUDICIARY DISTRICT OF MORELOS, CHIHUAHUA, THE CONCESSIONAIRE ACQUIRED 100% OF THE RIGHTS ARISING FROM THE MINING CONCESSIONS ON THE FOLLOWING MINING ESTATES, ALL OF THEM LOCATED AT GUAZAPARES MUNICIPALITY, CHIHUAHUA:


NAME OF ESTATE          TITLE NUMBER            SURFACE (HS)
------------------------------------------------------------
SULEMA 2                191332                  15-82-80
EL ROSARIO              185236                  10-95-68
LA CURRA                186172                  37-65-9294

DOCUMENT REGISTERED UNDER NUMBER 259 ON PAGE 148 FRONT OF VOLUME 13 OF MINING ACTS, CONTRACTS AND AGREEMENTS BOOK AT THE PUBLIC MINING REGISTRY;

6.- ITS AFFILIATED COMPANY, MINERA RAMAX, S.A. DE C.V., SUBMITTED AT TEMORIS, CHIH. MINING AGENCY HAS APPLIED FOR A MINING EXPLORATION CONCESSION, FOR THE MINING ESTATE CALLED "LA CURRITA" WITH A SURFACE OF 13-88-1337 HECTARES, LOCATED AT GUAZAPARES MUNICIPALITY, CHIHUAHUA, WHICH IS FILED AND PENDING UNDER NUMBER 99/2515 AT THE ABOVE-MENTIONED AGENCY.

SAID AFFILIATED COMPANY HAS GRANTED THE CONCESSIONAIRE A LETTER OF INTENT TO SELL TO CONCESSIONAIRE THE RIGHTS ARISING FROM THE MINING EXPLORATION CONCESSION TO BE ISSUED REGARDING THE MINING ESTATE CALLED "LA CURRITA" AND HAS ALSO GRANTED THE CONCESSIONAIRE THE REQUISITE AUTHORITY TO INCLUDE AND GRANT SAID ESTATE IN THIS AGREEMENT, IN FAVOR OF THE CLIENT.

7.- FOR PURPOSES OF THIS AGREEMENT THE TERMS "MINING CONCESSIONS" AND "MINING ESTATES" WILL INCLUDE THE MINING CONCESSIONS MENTIONED IN REPRESENTATIONS


Page 2 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

ABOVE; THE CONCESSIONAIRE HEREBY GRANTS THE CLIENT THE FIRST AND EXCLUSIVE RIGHT TO PURCHASE ANY OTHER CONCESSION LOCATED IN THE MINING CLAIM KNOWN AS "LA CURRITA" WHICH IS IDENTIFIED IN THE PLAN ATTACHED HERETO AS EXHIBIT "A" AND IS INCORPORATED HEREIN IN ITS ENTIRETY BY THIS REFERENCE.

8.- TO BE THE SOLE AND LEGITIMATE OWNER OF THE CRUSHING PLANT, MACHINERY, EQUIPMENT AND FACILITIES (THE "ASSETS") LOCATED AT THE MINING PROJECT CALLED "LA CURRITA" ACCORDING TO THE INVENTORY AND PLAN ATTACHED HERETO AS EXHIBIT "B" AND IS INCORPORATED HEREIN IN ITS ENTIRETY BY THIS REFERENCE.

9.- THE MINING CONCESSIONS ARE IN FULL FORCE AND UP-TO-DATE IN COMPLIANCE WITH ALL THE OBLIGATIONS APPLICABLE TO SAID CONCESSIONS INCLUDED IN THE MINING LAW AND ITS RULINGS AND THE FEDERAL RIGHTS ACT, WHICH IS EVIDENCED BY WORKS REPORTS AND MINING DUTIES PAYMENT RETURNS ATTACHED HERETO AS EXHIBITS "C" AND "D" RESPECTIVELY AND ARE INCORPORATED HEREIN IN THEIR ENTIRETY BY THIS REFERENCE.

10.- THE MINING CONCESSIONS AND MINING ESTATES ARE FREE FROM ANY LIENS, ENCUMBRANCES OR CLAIMS, INCLUDING, WITHOUT LIMITATION, ATTACHMENT, EXPROPRIATION, SEIZURE, TEMPORARY OCCUPATION, EASEMENT, DEBT, CONTINGENCY, IMPEDIMENT, PROCEEDING OR CLAIM THAT COULD AFFECT THE OBJECT OF THIS AGREEMENT.

11.- TO HAVE WITH THE CONVENIONS AND RIGHTS THAT ALLOW FOR THE OCUPATION AND THE USE OF LAND SUPERFACE WERE ARA LOCATED THE MINING ESTATES AND HEREBY PLEDGEES TO TRANSFER AND PROVIDE SAID AGREEMENTS AND RIGHTS TO THE CLIENT SINCE THE TIME THAT REALICE THAT AGREEMENT.

12.- THERE IS NO ENVIRONMENTAL OR OTHER IMPEDIMENT OR CONTINGENCY, LEGAL OR OTHERWISE, TO CARRY OUT THE MINING WORKS ALLOWED BY THE MINING CONCESSIONS, AND TO HAVE THE REQUIRED PERMITS FOR THE USE AND HANDLING OF EXPLOSIVES IN SAID MINING WORKS; AND

Page 3 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

13.- IT HAS NOT ENTERED INTO ANY CONTRACTS AND IS NOT OTHERWISE OBLIGATED TO ANY THIRD PARTY THAT COULD PREVENT OR PROHIBIT IT FROM ENTERING INTO THIS AGREEMENT.


II. THE CLIENT, THROUGH ITS REPRESENTATIVE, DECLARES, AND REPRESENTS  THAT:

1.- IT IS TO BE A MINING COMPANY INCORPORATED THROUGH PUBLIC DEED NUMBER NINE THOUSAND THREE HUNDRED AND ELEVEN (9,311) DATED AUGUST NINE, NINETEEN NINETY-FIVE (AUGUST 9, 1995), WITNESSED BY MR. JOSE R. MILLER HERMOSILLO, NOTARY PUBLIC NUMBER TWO AT THE JUDICIARY DISTRICT OF MORELOS, STATE OF CHIHUAHUA, REGISTERED IN PUBLIC COMMERCE REGISTRY AT MORELOS JUDICIARY DISTRICT, STATE OF CHIHUAHUA UNDER ELECTRONICAL NUMBER 2161* 10, AND FEDERAL TAXPAYER NUMBER CAM950810-K77.

2.- ITS REPRESENTATIVE, MR. RAMIRO TREVIZO LEDEZMA, AS SOLE ADMINISTRATOR, HAS THE REQUISITE AUTHORITY TO BIND IT PER THE TERMS AND CONDITIONS OF THIS AGREEMENT, WHICH HAVE NOT BEEN REVOKED OR RESTRICTED IN ANY WAY WHATSOEVER, AS MAY BE OBSERVED IN THE ABOVE-MENTIONED DEED.

3.- IT IS INTERESTED IN ACQUIRING THE ASSETS AND 100% OF THE RIGHTS ARISING FROM THE MINING CONCESSIONS AND MINING ESTATES IDENTIFIED IN THIS AGREEMENT.


BASED ON THE FOREGOING DECLARATIONS AND REPRESENTATIONS, THE PARTIES AGREE AS
FOLLOWS:

                            CLAUSES:

FIRST. THE OPTION.
-----------------

THE CONCESSIONAIRE GRANTS TO THE CLIENT A SOLE, EXCLUSIVE AND IRREVOCABLE OPTION (THE "OPTION) TO PURCHASE THE ASSETS (AS SPECIFIED IN EXHIBIT "A" AND B") AND 100% OF THE RIGHTS ARISING FROM THE MINING CONCESSIONS AND MINING ESTATES. THE CLIENT MAY ASSIGN THE OPTION TO ANY THIRD PARTY COMPLETELY OR IN PART, AFTER NOTIFYING THE CONCESSIONAIRE AND SUBJECT TO THE LATTER APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD.


Page 4 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

BOTH PARTIES AGREE THAT ANY MENTION IN THIS AGREEMENT TO MINING CONCESSIONS WILL BE UNDERSTOOD AS REFERRING ALSO TO THE MINING EXPLORATION CONCESSION GRANTED FOR THE MINING ESTATE CALLED "LA CURRITA," WHICH IS FILED AND BEING PROCESSED UNDER NUMBER 99/2515 OF THE ABOVE-MENTIONED MINING AGENCY AT TEMORIS, CHIH., WHICH WHEN GRANTED WILL BE INCORPORATED HEREIN AND ACCEPTED BY THE CONCESSIONAIRE AND THE CLIENT AND WILL BE SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

SECOND.
-------

FOR THE OPTION PURPOSES, THE CONCESSIONAIRE AND THE CLIENT EXPRESSLY AGREE AS
FOLLOWS:

A) THE CLIENT WILL PAY AT THE CONCESSIONAIRE AT THE SIGN OF THIS CONTRACT THE USD$41,000.00 DOLLARS. LIKE A SIGN OF FORMALIZE THE AGREEMENT THE DAY OF 20 OF MAY OF 2005. GIVING A DATE OF PAYMENT UNTIL THE DAY 25 OF MAY OF 2005. OCCURRING A TERM FOR THIS I DEPOSIT UNTIL DAY 25 OF MAY OF 2005, SINCE OF NOT TAKING PLACE IN THAT DATE THE TOTAL AND ABSOLUTELY FREE CONCESSIONAIRE OF ANY COMMITMENT Or RESPONSIBILITY WITH THE CLIENT HAS LEFT, WITH NO NEED OF JUDICIAL DECLARATION BEING ABLE OF ANY WAY TO DEMAND THE RESPECTIVE JUDICIAL RESPONSIBILITY BY ITS BREACH.

B) THE CLIENT WILL DEPOSIT TO THE CONCESSIONAIRE AT THE DAY 25 OF JUNE OF THE 2005 SUM OF $85.000,00 USD (EIGHTY AND FIVE THOUSAND OF DOLLARS) TO TAKE TO HIS POSITION THE OPERATION FROM THE MINE AND MILL, BEING GRANTED TO HIM THE MINE AND THE UNRESTRICTED ACCESS TO ALL THE ASSETS THAT HERE ARE INDICATED.

C) THE CLIENT PAID ONE EQUALS OF 1,000.00 DOLLARS MONTHLY DAYS 15 OF EVERY MONTH AND OR ADVANCED AS OF THE MONTH OF JUNE OF THE 2005, TO THE LIC. GABRIEL ONTIVEROS ARZAGA BY THE LEGAL SERVICES OF THE MINING PROJECT AND DURING ALL THE USE OF THIS.

D) ALL THE PAYMENTS OR DEPOSITS MENTION ON INCISES A AND O PF THIS CLAUSE WILL ONLY BE CONSIDERED OR DEDICTED OF THE TOTAL


Page 5 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

PAYMENT THAT IS INDICATED AS THE PRICE OF PORCHASE EN THE FIFTH CLAUSE OF THE PRESENT CONTRACT; IF THE CLIENT FULFILL IN FORM PUNCTUAL AND TIMELY, WITH IN THE TERMS AND DATES MENTIONED IN THE FIFTH CLAUSE OF THIS CONTACT, AND UNTIL THE FULLFILLMENT OF THE $600,00.00 DOLLARS, OBVIOUSLY CONTINUING WITH THE SCHEDLUED PAYMENTS AND THE OPERATION OF THE MINE.

E) THE CONCESSIONAIRE WILL JAND OVER THE OPERATIN OF THE TMINE FEE FROM ALL DEBTS OR RECLAMATION FROM SUPPLIERS.

F) FROM THE MOMENT THE CLIENT TAKES OVER THE OPERATION FO THE MINE ALL THE EQUIPMENT, VEHICLES, TOOLS AND MACHINERY THAT WILL BE BOUGHT OR AQUIREDWILL BELONG TO CORPORATION AMERMIN SA DE CV.

G) THE CONCESSIONAIRE WILL SELL TO THE CLIENT THE 100% OF THE ASSETS AND THE RIGHTS ARISING FROM THE MINE CONCESSIONS, FEE FROM ANY ENCUMBRABCE AND WITH NO LIMITATION.

H) THE DEDINITIVE PURCHASE-SALE AGREEMENT ON THE ASSETS AND 100% OF THE MINING CONCESSIONS RIGHTS WILL BE REGISTRED IN A PUBLIC DEED OR WILL BE RATIFIED BEFORE A THE NOTARY PUBLIC ELECTED BY THE CLIENT. THE NOTARY FEES AND EXPENSES WILL BE PAID IN FULL BY THE CLIENT.

I) ALL PERSONNEL THAT WILL WORK FOR THE OPERATION OF THE MINE WILL BE HIRE DIRECTLY FROM THE CLIENT, VEING THIS THE SOLE AND ONLY RESPONSIBLE ALL THE OBLIGATIONS EMPLOYER-EMPLOYEE BETWEEN THE CLIENT AND ALL THE PERSONNEL WORKING AT THE MINE FOR HIM; ALSO HE WILL BE THE RESPONSIBLE OF THE PAYMENT OF ALL THE TAXES, SALARIES, VACATIOS, VACATION PRIMES, AND ALL BENEFITS THAT THE WORKERS HAVE FROM THE MEXICAN LAW AND ALL THE RESPONSABILITY BEFORE ANY FEDERAL ESTATE OR COUNTY AUTHORITY.

J) THE CONCESSIONAIRE WILL THE ONE IN CHARGE TO TAKE THE ADMINISTRATIVE QUESTION OF THIS CONTRACT, (ELABORATION OF MOMINES, DISCHARGES TO THE I.M.S.S., HANDLING OF BANKING ACCOUNTS, BUDGETS OF MATERIAL AND EQUIPMENT, CONCILIATIONS, REVISIONS, ETC) WHICH WILL FREES DURING 60 DAYS LATER TO THAT THE CLIENT TAKES THE OPERATION FROM THE MILL AND MINE; AFTER OF THAT DATE RECEIVED A SUME OF $1.500,00 USD MONTHLY BY THAT CONCEPT.


Page 6 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

THIRD.- EXPLORATION AND RESEARCH RIGHTS.
---------------------------------------

WHEN TAKING THE CLIENT THE OPERATION FROM THE MINE AND MILL, THE
CONCESSIONAIRE GRANTS TO THE CLIENT THE FOLLOWING RIGHTS:

A) EXCLUSIVE AND IRREVOCABLE RIGHT FOR THE EXPLORATION OF THE MINING ESTATES, AGREEING THAT THE EXPLORATION MAY INCLUDE, BUT WILL NOT BE LIMITED TO, GEOLIGICAL AND GEOPHYSICAL SURVEYS, DRILLING, DEVELOPMENT, AND PERFORATION OF ANY KIND, TUNNELS, SHAFTS, DRIFTS, AND OTHER WORKS, TH CLIENT MAY DEEM CONVENIENT TO CARRY OUT IN ORDER TO LOCTE, QUANTIFY AND MAKE USE OF THE MINERAL DEPOSITS THAT MAY BE FOUND IN THE MINING STATES AND TAKE FROM SAID ESTATES ANY RAW MINERAL AND DRILLING CORES NECESSARY TO PERFORM METALLURGIC TESTS AND OTHER ANALYSES IN THE CLIENT`S SOLE DISCRETION.

IT IS HEREBY AGREED THAT THE CLIENT MAY CARRY OUT EXPLORATION WORKS AT THE MINING ESTATES AT ITS SOLE DISCRETION AND EITHER FORM A JOINT-VENTURE OR HIRE THIRD PARTIES TO COLLABORATE IN OR PERFORM SAID WORKS. IT IS ALSO HEREBY AGREED THAT THE CLIENT WILL DELIVER TO THE CONCESSIONAIRE A COPY OF A REPORT OF ALL THE WORKS CONDUCTED ON THE MINING ESTATES AT THE DIRECTION OF CLIENT AND THE RESULTS OBTAINED, WITHIN A REASONABLE TIME AFTER EACH PROJECT IS COMPLETED.

B) THE RIGHT TO AUDIT THE FINANCIAL STATEMENTS, RECORDS AND OTHER LEGAL AND ADMINISTRATIVE INFORMATION OF THE CONCESSIONAIRE, ONLY FOR THE OPERATIONS RELATED TO "LA CURRITA" MINING PROJECT.


FOURTH.- EXPLOTATION RIGHT.
---------------------------


WHEN TAKING THE CLIENT THE OPERATION FROM THE MINE AND MILL, HAVE TO ITS POSITION THE OPERATION OF THE MINE, INCLUDING BUT


Page 7 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

WITHOUT LIMITING THE COMMERCIAL PRODUCTION OF ORIGINATING MINERALS OF THE MINING LOTS AND THE EXCLUSIVE OF OPERATION OF THE MINING LOTS, SAME RIGHT THAT THE CONSSECIONAIRE IN THIS ACT GRANTS THE CLIENT.

BEING SUITABLE BOTH PARTS, THAT ALL MINERAL EXTRACC AND COMMERCIALIZED BY THE CLIENT, ONCE IT HAS TAKEN THE CONTROL ON THE OPERATION FROM THE MINE AND MILL, ASI LIKE THE FRUITS DERIVED FROM SUCH; BEEN OF EXCLUSIVE BENEFIT SOLE AND OF THE CLIENT; GRANTING OF EACH LOT OF MINERAL CONCENTRATED THAT SEND TO SALE, A PRIVILELEGE OF 5% ON SAME, THOSE THAT BEEN DISCOUNTED BY CONCESSIONAIRE AUTOMATIC WHEN RECEIVING THE AMOUNT OF EACH SEND. OR, OF BEING CASE BEEN PAID BY THE CLIENT TO THE CONCESSIONAIRE TO THE THREE DAYS OF HAVING CARRIED OUT THE PAYMENT BY THE BUYER.


FIFTH. PARTIAL PAYMENTS AND PURCHASE PRICE.
------------------------------------------

THE PRICE OF TOTAL OPERATION OF THE PURCHASE, GOING TO BE THE SUM
OF1,200.00.00 DOLLARS (ONE MILLION TWO HUNDRED OF AMERICAN DOLLARS) (PRICE OF
SELL) MORE THE CORRESPONDING TAXES THAT GOING TO BE PAYED OF THE FOLLOWING
WAY:

1.- AS OF DAY 25 OF JULIO Of YEAR 2005 DATE OF THE FIRST PAYMENT, BEGAN WITH A MONTHLY PAYMENT OF 50,000.00 DOLLARS; AND AS SUCCESSIVELY UNTIL COMPLETING THE PRICE OF PURCHASE. NEVERTHELESS CLIENT CAN TO CARRY OUT ADVANCED PAYMENTS OR TO ELIMINATE THE BALANCE THAT LACKS TO AT ANY TIME COMPLETE THE PRICE OF PURCHASE OF THE USE OF THIS CONTRACT AND WITHOUT PENALTY SOME.

2.- THE CONCESSIONAIRE GRANTS A TERM OF GRACE OF 30 DAYS NATURAL LATER TO THE DATE OF EACH MONTHLY PARTIAL, INDICATED IN THE PREVIOUS CLAUSE, SO THAT CLIENT EFECTUE SO PAYMENT. IN UNDERSTOOD THAT THE LACK OF TWO PAYMENTS OR MORE, RIGHT GIVE TO THE CONCESSIONAIRE TO GIVE BY FINISHED TO EAST CONTRACT IN FORM AUTOMATIC AND WITH NO NEED OF JUDICIAL DECLARATION SOME, BEING ENOUGH ONLY THAT NOTIFIES VIA ELECTRONIC OR VIA FACE TO THE CLIENT OF SUCH CIRCUNSTANCE; THIS WITHOUT DAMAGE TO DEMAND ITS COLLECTION IN THE JUDICIAL VIA. BEING LEFT THE CONCESSIONAIRE IN FREEDOM TO CELEBRATE A NEW CONTRACT WITH ANY FISIC PERSON OR DESCRIBED MORAL ON THE CONCESSIONS AND HERE ASSETS. RIGHT ALSO


Page 8 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004


HAVE TO DATE CONSERVE THE PAID AMOUNTS OF COMPLETION, ON WHICH CLIENT NOT CAN TO MAKE CLAIM SOME; LIKE OF ANY AMOUNT INVERTED IN THE MINE OR MINERAL THAT THIS SLOPE TO COMMERCIALIZE IN THE DATE OF COMPLETION.

3.- CONCESSIONAIRE BE RESPONSIBLE FOR THE PAYMENT OF THE TAX ON THE RENT AND THE WHOLE NUMBER OF THE TAXES THAT IMPOSE THE FISCAL LAWS TO HIM; COMMITING ITSELF TO SEND IN FAVOR OF THE CLIENT THE INVOICE THAT PROTECTS THE PAYMENTS, BY MEANS OF CERTIFICATE THAT JOINT THE EFFECTIVE FISCAL REQUIREMENTS

4.- THE PARTS AGREE THAT THE UNIC FORMS TO CREDIT TO THE PARTIAL PAYMENTS AND THEIR PUNCTUAL, BE BY MEANS OF THE CARD OF DEPOSIT THAT EDE THEY IS RECEIVED IN THE ACCOUNT NUMBER21503376338 OF SCOTIA BANK INVERLAT, TO NAME OF MINERA TRES DE MAYO S.A. DE C.V., THE ONE THAT SHULD TO GO SEALED AND SIGNED BY THE RECEIVING BANK AND TO COLLATE ITSELF WITH THE CORRESPONDING STATEMENT OF ACCOUNT.

5.- THE PARTS AGREE THAT ONCE THEY HAVE PAID CONCESSIONAIRE AT LEAST 600,000, CAN TO TAKE PLACE THE WRITING PUBLISHES ON THE DESCRIBED CESSION OF THE MINING RIGHTS OF THE CONCESSIONS MATTER OF THIS CONTRACT AND ASSETS, GUARANTEEING THE REST OF THE PAYMENT WITH THE OWN ASSETS. THIS IS BEING CONSTRUCTED A DOMINION RESERVE ON SUCH.

SIXTH.- CLIENT  OBLIGATIONS.
---------------------------

DURING THE OPTION TERM, THE CLIENT WILL BE RESPONSIBLE TO OBSERVE THE FOLLOWING OBLIGATIONS:

1.- PERFORM THE EXPLORATION, EXPLOITATION AND WHENEVER APPLICABLE THE CRUSHING OF THE MINING ESTATES FOLLOWING A PROPER TECHNIQUE AND MEETING THE OBLIGATIONS STATED IN THE MINING LAW AND WORKS SAFETY AT MINES;

2.- DECLARATIVELY TO PAY TO ALL THE CURRENT AND EXTRAORDINARY EXPENSES FOR THE CORRECT OPERATION AND MAINTENANCE OF THE MILL AND THE MINE, BEING INDICATED, THE PAYMENT OF NAME OF ITS EMPLOYEES, OPERATING EXPENSESES AND REPAIRS OF TOOL, EQUIPMENT AND MACHINERY INCLUDING THE SPARE PARTS, PAYMENT OF THE MILL, FUEL PAYMENT, PAYMENT OF TAXES OF THE LOTS MINING, PAYMENT OF LOCAL TAXES, PAYMENT OF RENT, PAYMENT OF EXPENSES OF ADMINISTRATION, AND ANY OTHER RELATED TO THE MINING PROJECT.


Page 9 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004


3.- THE PARTIES AGREE THAT THE ACCOUNT WILL BE HELD JOINTLY IN CLIENT AND CONCESSIONAIRE NAMES AND REQUIRE TWO SIGNATURES TO CONDUCT ANY AND ALL BANKING TRANSACTIONS, ONE SIGNATURE ON CLIENT BEHALF AND ONE ON CONCESSIONAIRE BEHALF. THE PARTIES FURTHER AGREE THAT NEITHER PARTY WILL UNREASONABLY WITHHOLD THE PAYMENT OF ANY EXPENSES GENERATED BY CLIENT ACTIVITIES UNDER THIS AGREEMENT.

4.- PREPARE AND SUBMIT TO CONCESSIONAIRE THE WORKS ADVANCE REPORTS OR EXPLOITATION REPORTS FOR THE MINING ESTATES.

5.- OBSERVE AT ALL TIMES FEDERAL, STATE AND MUNICIPAL LEGAL PROVISIONS THAT MAY APPLY TO THE MINING ESTATES EXPLORATION AND EXPLOITATION.

6.- TO REMOVE SAFE FROM ANY CONFLICT OR LITIGATION, BEING INDICATED DECLARATIVE AND NON LIMITED IN ENVIRONMENTAL, CIVIL, MERCANTILE, PENAL OR LABOR MATTER TO THE CONCESSIONAIRE THE PAYMENT OF DAMAGES THAT THESE CONFLICTS COULD CAUSE TO HIM

7.- MAKE ALL PAYMENTS DESCRIBED UNDER THE FIFTH CLAUSE ON A TIMELY BASIS.


SEVENTH.- CONCESSIONAIRE  OBLIGATIONS.
--------------------------------------

DURING THE TERM OPTION, THE CONCESSIONAIRE HEREBY AGREES AS FOLLOWS:

1.- TO SIGN THE ADVANCE WORK REPORTS, NOT TO ASSIGN OR ENCUMBER THE MINE ASSETS AND RIGHTS ARISING UNDER THE MINING ESTATES TO ANYONE;

2.- NOT TO ENCUMBER THE CONCESSIONS AND/OR MINING ESTATES;

3.- TO IMMEDIATELY NOTIFY THE CLIENT ABOUT ANY LAWSUIT, CLAIM OR DEMAND THAT MAY AFFECT THE CONCESSIONAIRE IN ANYTHING RELATED TO THIS AGREEMENT SUBJECT; BEING, OF COURSE, RESPONSIBLE TO INDEMNIFY AND HOLD HARMLESS CLIENT WITH NO LIABILITY WHATSOEVER TO CLIENT UNDER THIS AGREEMENT OR OTHERWISE.


Page 10 of 14 - Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

4.- ONCE THE CLIENT HAS PAID THE SIX HUNDRED THOUSAND AMERICAN DOLLARS (600,00 USD AMERICAN DOLLARS) TO HIM AND IN AGREEMENT WITH THE CONDITIONS OF THE CLAUSE FIFTH; THE CONCESSIONAIRE REPRESENTS AND GRANTS THAT TO HAVE IN HER POSSESSION ALL DOCUMENTATION NECESSARY TO CARRY OUT THE TOTAL AND DEFINITIVE CROSSING OF MINING LOTS AND ANY RIGHT DERIVED FROM THEM (LIKE SHE IS DESCRIBED IN THE ANNEXES OF THIS CONTRACT) AND ASSETS THAT ARE DESCRIBED IN ANNEXED THE CORRESPONDING ONE.


EIGHTH.- EQUIPMENT AND PERSONNEL.
--------------------------------

FOR THE EXPLORATION OR OPERATION OF THE MINING LOTS, CLIENT HAVE THE RIGHT TO FREELY TAKE ALL THE MACHINERY, EQUIPMENT, TOOL AND MATERIALS THAT CONSIDER NECESSARY. BEING THE ONE IN CHARGE OF THE OPERATION OF THE MINE, MILL AND PATRON THE ING. RAMIRO TREVIZO LEDEZMA.


NINTH.- VIGENCY  OF THE CONTRACT.
---------------------------------

THIS INITIATES AS OF THE DATE OF SING, COMMITING ITSELF EACH PART TO THE STIPULATED THING, AND ITS DURATION BE PER INDEFINITE TIME , NEVERTHELESS CAN TO BY EARLY FINISHED BY THE BREACH OF OBLIGATIONS CONTRACT BY EACH PART, BEING OUT OF DANGER THE RIGHTS DEMANDING THE JUDICIAL FULFILLMENT TO THE PART THAT NONFULFILLMENT.


TENTH.- CONFIDENTIALITY.
------------------------

ALL THE INFORMATION TO THAT THE CLIENT IN THE OCCASION OF THIS STRICTLY CONFIDENTIAL CONTRACT WIIL BE HAS ACCESS, BEING RESPONSIBLE FOR ANY DAMAGE THAT CAN BE CAUSED TO THE CONCESSIONAIRE BY THE SPREADING OF DATA, ARCHIVES OR INFORMATION THAT CAN HARM THE PATRIMONY OF THE CONCESSIONAIRE


Page 11 of 14- Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004


ELEVENTH.- HANDLING OF BOTTOMS ECONOMICOS FOR OPERATION OF THE MINE.
-------------------------------------------------------------------

THESE ADMINISTERED SERAN JOINTLY, BY THE REPRESENTATIVE OF MINERA TRES DE MAYO S.A. DE C.V. AND THE REPRESENTATIVE OF CORPORACION AMERMIN S.A. DE C.V., IN EVERYTHING WHAT ONE TALKS ABOUT THE OPERATION OF THE MINE, YIELDING THE ABSOLUTE CONTROL OF SUCH TO THE CLIENT ONCE HAS BEEN PAID TO THE SUM INDICATED IN THE CLAUSE FIFTH, NUMBER FIVE.


TWELFTH.- NOTICES.
------------------

EVERY NOTICE TO BE MADE BY THE PARTIES BASED ON THIS AGREEMENT, WILL BE MADE IN WRITING, SAID NOTICES WILL BIND THE PARTIES WHENEVER DELIVERED IN PERSON, BY MAIL, COURIER OR FACSIMILE, OR WHENEVER THE CORRESPONDING RECEIPT ACKNOWLEDGMENT EXISTS; TO THIS PURPOSE THE FOLLOWING ADDRESSES ARE STATED:

A) FOR THE CONCESSIONAIRE:

NINOS HEROES NUMERO 800
COLONIA CENTRO DE CHIHUAHUA, CHIH.
FAX 614 410-06-47
E-MAIL: chavez913@hotmail.com        ontiverosysoto@msn.com

B) FOR THE CLIENT :

CORPORACION AMERMIN S.A. DE C.V.
C/O RAMIRO TREVIZO LEDEZMA
CALLE PRESA FALCON  # 3529
COL. LOMAS DEL SANTUARIO
CHIHUAHUA, CHIH., MEXICO CP 31200
TEL. 614. 488.4555
FAX 614.413.2329
E-MAIL trevizor2@hotmail.com


THIRTEENTH.-
------------

TO SOLVE ANY CONFLICT THAT MAY ARISE FROM THIS AGREEMENT, THE PARTIES VOLUNTARILY ACCEPT THE VENUE OF THE COURTS AT THE CITY OF CHIHUAHUA, CHIHUAHUA, WAIVING ANY JURISDICTION THEY MAY HAVE FOR PRESENT OR FUTURE REASONS.


Page 12 of 14- Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 21, 2004

FOURTEENTH.-
-----------

ALL THE EXPENSES, LAWYERS AND NOTARY FEES AND TAXES TO BE PAID FOR THE RATIFICATION BEFORE A NOTARY PUBLIC OF THIS AGREEMENT, AS WELL AS FOR RECORDING IT IN THE PUBLIC MINING REGISTRY, WILL BE PAID BY THE CLIENT.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
FIFTEENTH.-

THIS AGREEMENT AND ITS SPANISH TRANSLATION, INCORPORATED HEREIN IN ITS ENTIRETY BY THIS REFERENCE, SUPERSEDE ANY OTHER AGREEMENT THE PARTIES MAY HAVE PREVIOUSLY ENTERED. AS OF THIS DATE ANY AGREEMENT, LETTER OF INTENTION OR ANY OTHER JURIDICAL DOCUMENT, WHETHER BETWEEN THE PARTIES OR WITH THIRD PARTIES, WHICHEVER THEIR NATURE, IS HEREBY RESCINDED.

THIS AGREEMENT IS SIGNED IN FOUR COPIES, ONE FOR EACH OF THE PARTIES, ANOTHER FOR THE NOTARY PUBLIC OFFICE AND ANOTHER ONE TO BE RECORDED IN THE PUBLIC MINING REGISTRY. THE PARTIES, AWARE OF ITS CONTENTS AND LEGAL SCOPE, RATIFY IT IN ALL OF ITS TERMS AND SIGN IT ON THE 12 DAY OF MAY, 2005 AT THE CITY OF CHIHUAHUA, CHIHUAHUA.

THE CONCESSIONAIRE

/s/ Rafael Mario Chavez Saenz
-------------------------------------
MINERA TRES DE MAYO, S.A. DE C.V.
REPRESENTED BY ITS SOLE ADMINISTRATOR
RAFAEL MARIO CHAVEZ SAENZ


THE CLIENT

/s/ Ramiro Trevizo Ledezma
-------------------------------------
CORPORACION AMERMIN S.A. DE C.V.
REPRESENTED BY ITS SOLE ADMINISTRATOR
RAMIRO TREVIZO LEDEZMA


Page 13 of 14- Certified true and correct translation from original in Spanish
                                                        Maria Maldonado Bashaw
                                                               Attorney at Law
                                                                April 12, 2004

WITNESSES

/s/ Luis Gabriel Ontiveros Arzaga
---------------------------------
LUIS GABRIEL ONTIVEROS ARZAGA


/s/ Jesus Loya Venzor
---------------------------------
JESUS LOYA VENZOR